UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2012

PRIVATEBANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	001-34066	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
120 S. LaSalle Chicago, Illinois		60603 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 564-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      OTHER EVENTS

On October 24, 2012, PrivateBancorp, Inc. (the “Company”) issued a press release announcing that it had repurchased all $243.8 million of preferred stock that the Company issued to the U.S. Department of Treasury under its Troubled Asset Relief Program (TARP) Capital Purchase Program.  The Company intends to seek to repurchase the common stock warrant that it issued to the U.S. Treasury as part of its participation in the Capital Purchase Program.  Attached as Exhibit 99.1 is a copy of the related press release, which is incorporated herein by reference.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits.

Exhibits                          Description

99.1	Press release dated October 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 24, 2012                                                                           PRIVATEBANCORP, INC.

By:   /s/  Kevin M. Killips
Kevin M. Killips
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit                                Description

99.1                      Press release dated October 24, 2012